Exhibit 99.1
RESIDENTIAL MORTGAGE PROGRAM AGREEMENT
This Residential Mortgage Program Agreement (“this Agreement”) is entered into as of November 18, 2004 between Homestead Funding Corp., a New York business corporation having its chief executive office at 8 Airline Drive, Albany, NY 12205, (“Homestead”) and First Niagara Bank, a federal savings association having its chief executive office at 6950 South Transit Road, P.O. Box 514, Lockport, NY 14095-0514, (“First Niagara”).
Background
1. Homestead is a mortgage banker engaged in the business of extending to consumers credit that, in the case of any consumer, is a mortgage loan secured by a first lien on a one-to-four family dwelling occupied by that consumer or is a home equity loan or line of credit secured by a second lien on that dwelling created at the same time as that first lien (any mortgage loan secured by a first lien of that type together with any home equity loan or line of credit secured by a second lien of that type on the dwelling covered by the first lien being “Residential Mortgage Credit”).
2. First Niagara is engaged in the business of extending or purchasing Residential Mortgage Credit.
3. Homestead and First Niagara (together “the Parties” and each a “Party”) wish to undertake a program under which in the counties of the State of New York identified on Exhibit A attached to this Agreement (together “the Program Counties”) Homestead will identify itself as conducting business under the name First Niagara Mortgage as a representative of First Niagara and will extend Residential Mortgage Credit to be purchased by First Niagara (“First Niagara Portfolio Residential Mortgage Credit”) and Residential Mortgage Credit to be purchased by parties other than First Niagara (the “Program”).

Agreement
Homestead and First Niagara agree as follows:
1. Use of Name First Niagara Mortgage and Logo of First Niagara. Subject to the provisions of a Service Mark License Agreement to be entered into between the Parties in the form of Exhibit B attached to this Agreement, Homestead will, except to the extent prohibited by applicable law or First Niagara and subject to Homestead’s first obtaining the consent of First Niagara, (a) conduct business under the name First Niagara Mortgage in the Program Counties and (b) cause the name First Niagara Mortgage and the logo of First Niagara to appear on (i) all signage at offices of Homestead located in the Program Counties, (ii) all stationery used by Homestead at those offices or otherwise in the conduct of the Program (“Program Stationery”), (iii) all advertising and other promotional material in any medium used by Homestead in the conduct of the Program or otherwise in the Program Counties (“Marketing”) and (iv) all forms of applications, rate sheets and other documents used by Homestead in the conduct of the Program or otherwise in the Program Counties (“Program Documentation”). For example, Homestead will (a) cause telephones at offices of Homestead located in the Program Counties other than the principal office of Homestead to be answered with the name First Niagara Mortgage, (b) cause telephones at the principal office of Homestead to be answered, to the extent practicable, with the name First Niagara Mortgage or a variation of that name and (c) cause officers and employees of Homestead to identify themselves as employees of First Niagara Mortgage in their dealings with potential applicants and applicants for and recipients of Residential Mortgage Credit.

2. Identification of Homestead as Representative of First Niagara. Whenever Homestead uses the name First Niagara Mortgage or the logo of First Niagara (for example, on (a) any signage at any office of Homestead located in the Program Counties, (b) any Program Stationery, (c) any Marketing or (d) any Program Documentation), Homestead will conspicuously identify itself as a representative of First Niagara.
3. Availability of Homestead Employees at First Niagara Banking Offices. Homestead will, at times and otherwise as agreed upon by the Parties, cause qualified employees of Homestead to be located at or otherwise be available to customers and potential customers of banking offices of First Niagara located in the Program Counties for the purpose of promoting and originating applications for Residential Mortgage Credit.
4. Underwriting. Underwriting of applications for First Niagara Portfolio Residential Mortgage Credit taken by Homestead in the conduct of the Program or otherwise in the Program Counties, whether taken at offices of Homestead or banking offices of First Niagara or otherwise, will be underwritten by employees of First Niagara, who may be located at offices of Homestead. If located at offices of Homestead, those employees will be under the control of First Niagara at all times but may be under day-to-day operational supervision of Homestead.

5. Promotion and Development of Types of Residential Mortgage Credit. In the conduct of the Program, Homestead (a) will use commercially reasonable efforts to promote, through Marketing and otherwise, in the Program Counties all types of Residential Mortgage Credit offered by First Niagara, whether or not constituting First Niagara Portfolio Residential Mortgage Credit, and (b) may promote, through Marketing and otherwise, in the Program Counties other types of Residential Mortgage Credit. Homestead will cooperate with First Niagara in developing new types of Residential Mortgage Credit to be offered by First Niagara.
6. Offering and Promotion of Other Products and Services. In the conduct of the Program, Homestead will use commercially reasonable efforts to promote, through Marketing and otherwise, products and services offered by First Niagara other than Residential Mortgage Credit (for example, deposit accounts, commercial mortgage loans and home equity loans and lines of credit not constituting Residential Mortgage Credit) as agreed upon by the Parties and for compensation agreed upon by the Parties. Except for Residential Mortgage Credit and products and services directly related to Residential Mortgage Credit (for example, title insurance), Homestead will not, without first obtaining the consent of First Niagara in writing (which will not be unreasonably withheld by First Niagara), offer or promote, through Marketing or otherwise, in the conduct of the Program or otherwise in the Program Counties any product or service (for example, a home equity loan or line of credit) offered by any party other than First Niagara.

7. Cooperation by Parties. The Parties will cooperate in (a) obtaining, making, giving or doing, and maintaining in full force and effect, each authorization, approval, permit, consent, franchise and license from, registration and filing with, declaration, report and notice to and other act by or relating to any court, agency or other governmental body necessary for the execution, delivery and performance by the Parties of this Agreement or the conduct of the Program and (b) to the fullest extent allowed by and in accordance with applicable law, sharing information about potential applicants and applicants for and recipients of Residential Mortgage Credit.
8. Approval of Marketing. All Marketing used at banking offices of First Niagara located in the Program Counties must be approved by First Niagara before being undertaken by Homestead. All other Marketing must be approved in concept by First Niagara before being undertaken by Homestead.
9. Payment for Signage, Program Stationery, Marketing and Program Documentation. Homestead will pay for (a) all signage at offices of Homestead located in the Program Counties not deemed necessary by First Niagara, (b) all Program Stationery other than Program Stationery initially ordered for the conduct of the Program, (c) all Marketing other than Marketing consisting of free-standing newspaper inserts that are approved by First Niagara and advertise or otherwise promote both Residential Mortgage Credit and other products and services offered by First Niagara (together “Newspaper Inserts”) and (d) all Program Documentation. First Niagara will pay for (a) all signage at offices of Homestead located in the Program Counties other than signage not deemed necessary by First Niagara, (b) all Program Stationery initially ordered for the conduct of the Program and (c) all Newspaper Inserts.

10. Sale and Purchase of Residential Mortgage Credit. If, in the judgment of First Niagara, any Residential Mortgage Credit extended by Homestead, whether or not extended in the conduct of the Program and whether or not originated in the Program Counties, (a) is of a type identified on Exhibit C attached to this Agreement, (b) is of a type offered by First Niagara at the time that Residential Mortgage Credit is extended, (c) provides for credit terms (for example, terms relating to interest and other charges) offered by First Niagara at the time that Residential Mortgage Credit is extended and (d) meets underwriting standards of FNMA or FHLMC or any other prudent investor that provides Residential Mortgage Credit like that Residential Mortgage Credit, Homestead will sell that Residential Mortgage Credit to First Niagara, and First Niagara will buy that Residential Mortgage Credit from Homestead, for a purchase price determined as provided in that Exhibit C, with that purchase and sale to be consummated and the purchase price to be paid consistent with industry practices (usually 20 to 40 days after the closing for that Residential Mortgage Credit). That purchase and sale will be subject to the provisions of the Correspondent Lending Agreement to be entered into between the Parties in the form of Exhibit D attached to this Agreement.

11. Right of First Refusal. Before Homestead enters into any commitment to sell to any party other than First Niagara any Residential Mortgage Credit, or the servicing of any Residential Mortgage Credit, that (a) is extended by Homestead in the conduct of the Program or otherwise in the Program Counties, (b) is not of a type identified on Exhibit C attached to this Agreement, (c) is of a type offered by First Niagara on the day Homestead registers that Residential Mortgage Credit with First Niagara and (d) is of a type listed in First Niagara’s first rate sheet for that day, First Niagara will have the right, but not the obligation, to purchase that Residential Mortgage Credit or servicing for a purchase price equal to the published price specified for Residential Mortgage Credit or servicing of the same type as that Residential Mortgage Credit or servicing in that rate sheet. (For purposes of emphasis, a decision by First Niagara not to purchase that Residential Mortgage Credit or servicing will be conclusively inferred if Residential Mortgage Credit or servicing of the same type as that Residential Mortgage Credit or servicing is not available from First Niagara, and its unavailability will be established by its failure to be listed in that rate sheet.) Only if First Niagara declines to exercise that right may Homestead sell that Residential Mortgage Credit or servicing to that other party. Any sale by Homestead to First Niagara of any Residential Mortgage Credit or the servicing of any Residential Mortgage Credit will be subject to the provisions of a Correspondent Lending Agreement to be entered into between the Parties in the form of Exhibit D attached to this Agreement.
12. Sale of Residential Mortgage Credit and Servicing Other Than to First Niagara. Homestead will use its commercially reasonable efforts to avoid selling Residential Mortgage Credit or the servicing of Residential Mortgage Credit to any bank, savings bank, credit union or other financial institution that has a significant retail branch presence in the Program Counties (for example, Bank of America, Trustco Bank, Citizens Bank and Key Bank National Association), except insofar as may be necessary from time to time for a period not exceeding six months because that bank, savings bank, credit union or other financial institution offers a type of Residential Mortgage Credit not offered by First Niagara.

13. Use of Mortgage Brokers, Mortgage Bankers and Other Mortgage Lenders. Until July 1, 2005 and any subsequent July 1 agreed upon by the Parties, First Niagara will use commercially reasonable efforts not to purchase Residential Mortgage Credit originated in the Program Counties by mortgage brokers, mortgage bankers and other mortgage lenders other than Homestead except for isolated purchases as may be necessary from time to time.
14. Use of Closing Attorneys. Homestead will cooperate with First Niagara to direct a number of closings for Residential Mortgage Credit in the Program Counties agreed upon by the Parties to any attorney or law firm who or that provides, in First Niagara’s judgment, significant business or referrals of business to First Niagara and who or that meets Homestead’s standards of performance for closing of Residential Mortgage Credit.

15. Compliance with Applicable Law. In the conduct of the Program and otherwise in the conduct of its business, each Party will comply with applicable law (for example, to the extent applicable to that Party, any statute or regulation relating to doing business under an assumed name, licensing, disclosure or fair lending, such as (a) the federal Equal Credit Opportunity Act and its implementing regulation, Regulation B of the Board of Governors of the Federal Reserve System, (b) the federal Truth in Lending Act and its implementing regulation, Regulation Z of the Board of Governors of the Federal Reserve System, (c) the federal Real Estate Settlement Procedures Act and its implementing regulation, Regulation X of the Department of Housing and Urban Development, (d) Section 130 of the General Business Law of the State of New York, (e) Article 12-D of the Banking Law of the State of New York, (f) Section 296-a of the Executive Law of the State of New York, (g) Part 38 of the General Regulations of the Banking Board of the State of New York, (h) Part 41 of the General Regulations of the Banking Board of the State of New York and (i) Part 410 of the Superintendent’s Regulations of the Superintendent of Banks of the State of New York). For example, Homestead will comply with applicable law in connection with its dealings with potential applicants and applicants for and recipients of Residential Mortgage Credit, such as (a) the provision of services or information, whether as to the availability of Residential Mortgage Credit, application procedures or credit standards or otherwise, and the encouragement or discouragement of inquiries about or applications for Residential Mortgage Credit, (b) the making of disclosures, (c) the charging of fees and (d) the retention of records. Homestead will, at its own expense, take all steps required, whether by First Niagara or otherwise, to correct any violation of applicable law in the conduct of the Program or otherwise in the conduct of its business, whether discovered in an audit or quality control procedure conducted by First Niagara, an examination conducted by the Banking Department of the State of New York, the Office of Thrift Supervision or any other federal or state agency or other governmental body or otherwise.
16. Audit and Quality Control. Homestead will allow First Niagara, in accordance with First Niagara’s usual auditing and quality control procedures and schedules, at times agreed upon by the Parties and, unless requested by Homestead, at First Niagara’s expense, to audit the compliance of Homestead with applicable law in the conduct of the Program or otherwise in the conduct of its business and to conduct quality control procedures with respect to (a) applications for Residential Mortgage Credit originated by Homestead in the conduct of the Program or otherwise and (b) Residential Mortgage Credit extended by Homestead in the conduct of the Program or otherwise.

17. Privacy and Customer Information Security. In the conduct of the Program, Homestead will be bound by the provisions of the form of letter attached to this Agreement as Exhibit E.
18. Offers of Employment. Homestead will make bona fide offers of employment to employees of First Niagara or Hudson River Mortgage Corp. who are engaged primarily in the origination but not the underwriting or other processing of applications for Residential Mortgage Credit at offices of First Niagara or Hudson River Mortgage Corp. located in the Program Counties and whose employment by First Niagara or Hudson River Mortgage Corp. is terminated as a result of the commencement of the Program.
19. Effectiveness of Agreement. This Agreement will take effect only upon (a) the consummation of the merger of Hudson River Bankcorp, Inc. into First Niagara Financial Group, Inc., (b) the obtaining by Homestead of any approval from the Banking Department of the State of New York required for the execution, delivery and performance by Homestead of this Agreement and the conduct by Homestead of the Program and (c) the obtaining by First Niagara of any approval from the Office of Thrift Supervision required for the execution, delivery and performance by First Niagara of this Agreement and the conduct by First Niagara of the Program.

20. Representations and Warranties of Homestead. Homestead represents and warrants to First Niagara that (a) Homestead is and will remain duly organized, validly existing and in good standing under the law of the State of New York, duly authorized to do business and in good standing under the law of each other jurisdiction in which Homestead conducts business and a registered seller and servicer in good standing with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, (b) the execution, delivery and performance by Homestead of this Agreement and the conduct by Homestead of the Program and other business of Homestead (i) are within the power and authority of Homestead, (ii) do not and will not violate the certificate of incorporation or the by-laws of Homestead, applicable law, any judgment or order of any court, agency or other governmental body or any agreement or instrument to which Homestead is a party or by which Homestead is bound and (iii) have been duly authorized by all necessary corporate action of Homestead and (c) except for any approval by the Banking Department of the State of New York contemplated by clause (b) of Section 19 of this Agreement, each authorization, approval, permit, consent, franchise and license from, registration and filing with, declaration, report and notice to and other act by or relating to any court, agency or other governmental body necessary for the execution, delivery and performance by Homestead of this Agreement or the conduct by Homestead of the Program or other business of Homestead has been duly obtained, made, given or done and is in full force and effect.

21. Representations and Warranties of First Niagara. First Niagara represents and warrants to Homestead that (a) First Niagara is and will remain duly organized, validly existing and in good standing under the federal law of the United States, (b) the execution, delivery and performance by First Niagara of this Agreement and the conduct by First Niagara of the Program and other business of First Niagara relating to Residential Mortgage Credit (i) are within the power and authority of First Niagara, (ii) do not and will not violate the federal stock charter or the by-laws of First Niagara, applicable law, any judgment or order of any court, agency or other governmental body or any agreement or instrument to which First Niagara is a party or by which First Niagara is bound and (iii) have been duly authorized by all necessary corporate action of First Niagara and (c) except for any approval by the Office of Thrift Supervision contemplated by clause (c) of Section 19 of this Agreement, each authorization, approval, permit, consent, franchise and license from, registration and filing with, declaration, report and notice to and other act by or relating to any court, agency or other governmental body necessary for the execution, delivery and performance by First Niagara of this Agreement or the conduct by First Niagara of the Program or other business of First Niagara relating to Residential Mortgage Credit has been duly obtained, made, given or done and is in full force and effect.
22. Indemnification. Each Party (the “Indemnifying Party”) will indemnify the other Party against each liability, cost and expense (for example, attorney’s fees and disbursements) imposed on, incurred by or asserted against the other Party as a direct or indirect result of (a) the breach of any representation or warranty made by the Indemnifying Party in Section 20 or 21 of this Agreement, (b) any failure of the Indemnifying Party to perform any obligation of the Indemnifying Party under this Agreement or (c) any act or omission of the Indemnifying Party or any officer, employee or other agent of the Indemnifying Party in the conduct of the Program. The obligations of each Party under the preceding sentence will survive the end of the Program.

23. End of Program. The Program will continue until ended in accordance with this section. Either Party may at any time with or without any cause give to the other Party a notice of intention to end the Program (a “Notice of Intention”). After a Notice of Intention is given by either Party to the other Party, there will be a period during which the Parties will cooperate to wind down and end the Program (the “Transition Period”). The Transition Period will be six months unless (a) First Niagara Financial Group, Inc. enters into a binding agreement providing for its merger into or the acquisition of its outstanding shares of stock by another party and the Notice of Intention that triggers the Transition Period is given by Homestead and specifies that it is given because of the entry by First Niagara Financial Group, Inc. into that binding agreement (a “Special Notice of Intention”), in which case the Transition Period will be twelve months, or (b) a shorter period is required or recommended, with respect to First Niagara, by the Office of Thrift Supervision or, with respect to Homestead, by the Banking Department of the State of New York. During the Transition Period, the Parties will cooperate to, by the end of the Transition Period unless an earlier date is agreed upon by the Parties, (a) end the conduct of business by Homestead under the name First Niagara Mortgage, (b) end the use of the name First Niagara Mortgage and the logo of First Niagara on (i) signage at offices of Homestead located in the Program Counties, (ii) Program Stationery, (iii) Marketing and (iv) Program Documentation, (c) end the presence of employees of Homestead at and their other availability to customers and potential customers of banking offices of First Niagara located in the Program Counties, (d) end the linkage of technological services (for example, electronic mail, website linking and other online computer services) used by the Parties in the conduct of the Program, (e) end the identification of telephone numbers used by Homestead in the conduct of he Program or otherwise in the Program Counties using the name First Niagara Mortgage and (f) otherwise end the Program. Each Party will pay its own expenses in connection with the winding down and ending of the

Program, except that (a) if the Transition Period is triggered by a Notice of Intention given by First Niagara, First Niagara will pay the cost of changing signage at offices of Homestead located in the Program Counties to eliminate the name First Niagara Mortgage and the logo of First Niagara unless that Notice of Intention specifies that it is given because of a breach of any representation or warranty made by Homestead in Section 20 of this Agreement or any failure of Homestead to perform any obligation of Homestead under this Agreement, identifies that breach or failure and is accompanied by an affidavit of an officer of First Niagara specifying evidence of that breach or failure, in which case Homestead will pay that cost, or (b) if the Transition Period is triggered by a Notice of Intention given by Homestead, Homestead will pay that cost unless that Notice of Intention is a Special Notice of Intention or it specifies that it is given because of a breach of any representation or warranty made by First Niagara in Section 21 of this Agreement or any failure of First Niagara to perform any obligation of First Niagara under this Agreement and identifies that breach or failure and is accompanied by an affidavit of an officer of Homestead specifying evidence of that breach or failure, in which case First Niagara will pay that cost. During the Transition Period, neither Party will (a) solicit any officer or employee of the other Party for employment or make any offer of employment to any officer or employee of the other Party or (b) solicit any person it knows or should know is a customer of the other Party for any Residential Mortgage Credit. Whether before or after the end of the Transition Period, Homestead will not solicit for any Residential Mortgage Credit any person who is obligated on any Residential Mortgage Credit for which First Niagara provides servicing.

24. Notices. Each notice relating to this Agreement given by either Party to the other Party (a) must be in writing, (b) must be sent by first-class, certified or registered mail or a nationally recognized overnight courier service, (c) must be addressed to the address of the other Party for purposes of this Agreement, (d) will be considered to have been given when deposited in the mail with proper postage or accepted by the post office or overnight courier service for delivery and (e) will be considered to have been received upon the earlier of its actual receipt by the Party to which it is being sent or three days after being deposited or accepted as described in this sentence. The address of each Party for purposes of notices under this Agreement will be the address for that Party shown at the beginning of this Agreement, except that, if the other Party receives from that Party a notice specifying another address as the address of that Party for those purposes, the address of that Party for those purposes will be the address specified in the most recent notice received by the other Party from that Party specifying an address for purposes of this Agreement.
25. Relationship Between Parties. Neither this Agreement nor the conduct of the Program will create any fiduciary or agency relationship or the relationship of joint venturers, partners or similar entities between the Parties. Neither Party will be (a) liable for any indebtedness or other obligation of the other Party or (b) authorized to make any contract, representation or warranty, or to create any indebtedness or other obligation, on behalf of the other Party. No officer, employee or other agent of either Party will be considered to be an officer, employee or other agent of the other Party.

26. Benefit. This Agreement is for the benefit of, is and will be binding on and will be enforceable by each Party and each successor and assignee of each Party.
27. Assignments. Neither Party may assign any obligation under or right or remedy under or arising as a result of this Agreement without first obtaining the written consent of the other Party. Any assignment of any obligation under or right or remedy arising under or as a result of this Agreement made by either Party without first obtaining the written consent of the other Party will be ineffective.
28. Entire Agreement. This Agreement contains the entire agreement between the Parties with respect to its subject matter and supersedes each action that has been taken, each course of conduct that has been pursued and each oral, written or other agreement and representation that has been made by or on behalf of either Party with respect to its subject matter.
29. Modifications and Waivers. No action that has been or is taken, no course of conduct that has been or is pursued and no agreement or representation that has been or is made other than in writing by or on behalf of either Party will modify or terminate this Agreement, impair any obligation of either Party under this Agreement or impair or waive any right or remedy of either Party under or arising as a result of this Agreement. Any modification of this Agreement or waiver of any right or remedy of either Party under or arising as a result of this Agreement will be effective only if it is made in a writing that is signed by the Parties and specifically refers to that modification or waiver, except that First Niagara may unilaterally change Exhibit C attached to this Agreement at any time as to applications for Residential Mortgage Credit accepted by Homestead more than seven days after the date First Niagara gives notice of that change to Homestead.

30. Exercise of Rights and Remedies. No exercise by either Party of any right or remedy under or arising as a result of this Agreement will prevent the exercise by that Party of any other right or remedy under or arising as a result of this Agreement.
31. Ineffectiveness. Whenever possible, each provision of this Agreement will be interpreted to be effective under applicable law. But, if any provision of this Agreement is ineffective under applicable law, it will be treated as changed to meet the minimum requirements of that law, or, if it is not treated as changed to do so, it will be ineffective only to the extent that it does not meet those minimum requirements, and the rest of it will remain effective.
32. Governing Law. This Agreement is governed by and will be interpreted in accordance with the law of the State of New York with regard to conflicts of law principles that would require the application of any other law.
33. Headings. Headings are used in this Agreement for convenience only and will not affect its interpretation.

34. WAIVER OF TRIAL BY JURY. EACH PARTY GIVES UP ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LAWSUIT BY EITHER PARTY AGAINST THE OTHER PARTY INVOLVING THIS AGREEMENT, THE PROGRAM OR ANY MATTER RELATING TO THIS AGREEMENT OR THE PROGRAM.

HOMESTEAD FUNDING CORP.
By:	/s/ Michael G. Rutherford
Title: President

FIRST NIAGARA BANK
By:	/s/ Daniel A. Dintino, Jr.
Title: Senior Vice President

ACKNOWLEDGMENTS

STATE OF NEW YORK	)
	:	SS
COUNTY OF Erie	)
On the 18th day of November, in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Daniel A. Dintino, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Stefanie Rosenthal
Notary Public

STEFANIE ROSENTHAL
Notary Public, State of New York
Qualified in Albany County Reg. No. 01RO6088312 Commission Expires March 3, 2007

STATE OF NEW YORK	)
	:	SS
COUNTY OF Albany	)
On the 18th day of November, in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Michael G. Rutherford, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Stefanie Rosenthal
Notary Public

STEFANIE ROSENTHAL
Notary Public, State of New York
Qualified in Albany County Reg. No. 01RO6088312 Commission Expires March 3, 2007

IN WITNESS WHEREOF, and intending to be legally bound hereby, Licensor and Licensee have executed this Agreement to be effective November 18, 2004.

FIRST NIAGARA FINANCIAL GROUP, INC. (“Licensor”)
By:	/s/ Daniel A. Dintino, Jr.
Daniel A. Dintino, Jr., Senior Vice President
Date: 11/18/2004

Corporate Seal Attest:

By:	/s/ [ILLEGIBLE] Secretary

HOMESTEAD FUNDING CORP. (“Licensee”)
By:	/s/ Michael G. Rutherford
Michael G. Rutherford, President
Date: 11/24/2004

Corporate Seal Attest:

By:	/s/ [ILLEGIBLE] Secretary